UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 22, 2009
__________________________

NURX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Nevada	0-26694	87-0681500
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

18 Technology, Suite 130
Irvine, CA  92618
 (Address of Principal Executive Offices) (Zip Code)

(949) 336-7111
(Registrant’s telephone number,
including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of NuRx Pharmaceuticals, Inc. (the “Company”) approved and adopted an amendment to the Company’s Bylaws, effective September 22, 2009, to establish that the Company, at the discretion of the Board of Directors, may call for redemption of the “control shares” (as such term is defined in Sections 78.3781 to 78.3788, inclusive, of the Nevada Revised Statutes) as provided in Section 78.3792 of the Nevada Revised Statutes, as amended from time to time.  The amendment is contained in new Section 6.05 of the Company's Bylaws.

The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the amended and restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

3.1	Bylaws, as amended and restated effective September 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURX PHARMACEUTICALS, INC.
Date:  September 28, 2009

By:  /s/ Dr. Harin Padma-Nathan

Dr. Harin Padma-Nathan
Chief Executive Officer